UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

Aveanna Healthcare Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40362	81-4717209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Interstate North Parkway SE
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 441-1580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVAH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on March 16, 2017, Aveanna Healthcare LLC (“Aveanna Healthcare”), a wholly owned subsidiary of Aveanna Healthcare Holdings Inc., a Delaware corporation (the “Company”), entered into the First Lien Credit Agreement (as amended, the “Credit Agreement”) by and among Aveanna Healthcare as the borrower, certain of the Company’s other subsidiaries as guarantors, Barclays Bank PLC, as administrative agent, and the other agents and lenders party thereto from time to time.

On September 30, 2024, Aveanna Healthcare entered into the Tenth Amendment to First Lien Credit Agreement (the “Extension Amendment”) together with certain of the Company’s other subsidiaries, Barclays Bank PLC., as administrative agent, and the other agents and lenders party thereto, pursuant to which the maturity date of the revolving credit facility under the Credit Agreement (the "Revolver") has been extended from April 2026 to April 2028. Additionally, the Extension Amendment provides that effective immediately the maximum borrowing availability under the Revolver is $170.33 million through the unamended maturity date in April 2026 and then immediately following the unamended maturity date in April 2026, the maximum borrowing availability under the Revolver will be $148.85 million. All other material terms of the Credit Agreement remain unchanged.

The foregoing description of the Extension Amendment is only a summary and is qualified in its entirety by reference to the full text of the Extension Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On October 4, 2024, the Company issued a press release with respect to the information disclosed in Item 1.01 of this Current Report on Form 8-K, a copy of which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including in Exhibit 99.1 and attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Extension Amendment, dated September 30, 2024, among Aveanna Healthcare LLC, Barclays Bank PLC, as administrative agent, and the other lenders, agents and guarantors party thereto.
99.1	Press Release dated October 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(a)(5) of Regulation S-K, schedules and similar attachments to this exhibit have been omitted because they do not contain information material to an investment or voting decision and such information is not otherwise disclosed in such exhibit. The Company will supplementally provide a copy of any omitted schedule or similar attachment to the U.S. Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEANNA HEALTHCARE HOLDINGS INC.

Date:	October 4, 2024	By:	/s/ Deborah Stewart
Deborah Stewart Chief Accounting Officer (Principal Accounting Officer)